Filed under Rule 497(e)

Registration No. 002-86188

Anchor Series Trust

SA Wellington Natural Resources Portfolio (the “Fund”)

Supplement dated November 3, 2017, to the Fund’s

Prospectus dated May 1, 2017, as supplemented and amended to date

The following changes are effective immediately:

In the section entitled “Portfolio Summary: SA Wellington Natural Resources Portfolio” on page 19 of the prospectus, the section entitled “Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Robert F. Hayes, III, CFA Senior Managing Director and Global Industry Analyst	2017
Mark N. Viviano, CFA Managing Director and Global Industry Analyst	2017

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 30.

In the section entitled “Management” on page 46 of the Prospectus, the paragraph referring to the Fund located under the heading “Wellington Management Company LLP” is deleted in its entirety and replaced with the following:

The SA Wellington Natural Resources Portfolio is managed by Mark N. Viviano, CFA, Managing Director and Global Industry Analyst, and Robert F. Hayes, III, CFA, Senior Managing Director and Global Industry Analyst. Mr. Viviano joined the firm as an investment professional in 2004. Mr. Hayes joined the firm as an investment professional in 2000.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-86188

Anchor Series Trust

SA Wellington Natural Resources Portfolio (the “Fund”)

Supplement dated November 3, 2017, to the Fund’s

Statement of Additional Information (“SAI”) dated May 1, 2017, as supplemented and amended to date

The following changes to the SAI are effective immediately:

In the section entitled “Portfolio Managers,” on page 40 of the SAI, the information with respect to Jay Bhutani in the table under the heading “Other Accounts” is deleted in its entirety and replaced with the following:

		Other Accounts*
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
Adviser/ Subadviser	Portfolio Managers	No. of Accounts	Total Assets in millions	No. of Accounts	Total Assets in millions	No. of Accounts	Total Assets in millions
Wellington	Mark N. Viviano, CFA	5	$69.6	7 (2)	$229.3 (7.8)	24 (6)	$254.4 (13.8)
Wellington	Robert F. Hayes, III, CFA	5	$138.2	23 (4)	$332.7 (158.7)	65 (14)	$908.0 (192.4)

*Information is as of September 30, 2017.

In the section entitled “Personal Securities Trading,” the second paragraph in the section “Wellington Management” is deleted in its entirety and replaced with the following:

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Messrs. Hayes, Viviano, Carmen, Choumenkovitch, and Mortimer also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.